UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2005

DARK DYNAMITE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

1-10559
(Commission File Number)

65-1021346
(I.R.S. Employer Identification No.)

c/o Lei Ming, President
E Pang Gong Site, 44 Hong Guang Road, Xi’An, PRC 710068
(Address of Principal Executive Offices) (Zip Code)

(8629) 8436-8561
(Registrant's Telephone Number, Including Area Code)

________________________________________________
(Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K/A is filed by Dark Dynamite, Inc., a Nevada corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated October 3, 2005, that was filed by the Registrant with the Commission on October 12, 2005.

Item 9.01 Financial Statements and Exhibits.

On August 29, 2005, the Registrant executed a Plan of Exchange (the “Agreement”), among the Registrant, Shanxi Kai Da Lv You Gu Wen You Xian Gong Si, a corporation organized under the laws of the Peoples’ Republic of China (“Kai Da”), Diversified Holdings X, Inc., a Nevada corporation (“Diversified Holdings”), and Richard Surber, a citizen and resident of the State of Utah (the “Majority Shareholder”).

On September 29, 2005, the parties to the Agreement entered into a First Amendment to Plan of Exchange, pursuant to which they agreed, among other things, that the Registrant shall operate the Black Chandelier, Inc. subsidiary in the ordinary course of business after the closing under the Agreement for a period of at least 90 days to enable the Board of Directors of the Registrant to determine whether Black Chandelier, Inc. fits in the strategic business plan of the Registrant or should be sold.

The closing under the Agreement occurred on October 3, 2005, pursuant to which the Majority Shareholder and Diversified Holdings transferred a total of 4,990,000 shares of convertible preferred stock to Kai Da and/or the Kai Da shareholders for $495,000, less related expenses. Each share of convertible preferred stock is convertible into twenty-five (25) shares of common stock, and each share votes together with the common stock on all matters presented for a vote on an “as converted” basis. After the closing, Kai Da and/or the Kai Da shareholders converted 1,600,000 of the 4,990,000 shares of Convertible Preferred Stock purchased into 40,000,000 shares of common stock. In addition, the Registrant issued 100,000 new shares of common stock to Kai Da and/or the Kai Da shareholders in exchange for all of their shares of registered capital of Kai Da, which then became a wholly-owned subsidiary of the Registrant. In connection with the Agreement, Kai Da and/or the Kai Da shareholders transferred, pursuant to a trust arrangement established under Chinese law, all of the 40,100,000 shares of common stock issued to them at the closing, on a pro rata basis and in a Regulation S offering, to approximately 3,601 shareholders of Shaanxi Epang Palace Tourism Development Co., Ltd. (“Shaanxi Epang”), a limited liability company organized under the laws of the Peoples’ Republic of China, which controls the leasehold interest and certain improvements associated with the E-pang Palace Theme Park in Xi’An, China. The E-pang Palace Theme Park and related improvements are the subject of a management contract with Kai Da, pursuant to which Kai Da manages the Theme Park assets and earns most of its revenues.

The Financial Statements of Kai Da presented in this Form 8-K/A emphasize Kai Da’s short existence relative to the existence of the E-Pang Palace Theme Park and other properties that came under Kai’s management in August, 2005. It bears emphasis that Kai Da was just established on July 4, 2005 as a limited liability company to manage the E-Pang Palace Theme Park and related properties, which are legally controlled by Shaanxi Epang. Kai Da was formed for the purpose of consummating a reverse merger transaction with a publicly traded company in the United States, and this transaction structure was adopted because Chinese counsel to Shaanxi Epang advised that the laws and policy of the Peoples’ Republic of China would not permit Shaanxi Epang to directly consummate such a transaction. Accordingly, despite Kai Da’s short existence, the fact remains that construction on the E-Pang Palace Theme Park and related properties began in 1995, and was completed in 2001. The properties have been in operation for five years, and they depict life at a palace and surroundings that date back to 212 B.C.

The sole purpose of this Form 8-K amendment is to provide the financial statements of Kai Da as required by Item 9.01(a) of Form 8-K and the proforma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on October 12, 2005, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of that form.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of Kai Da are set forth below: (i) a balance sheet, (ii) a statement of operations, (iii) a statement of cash flows and (iv) a statement of equity, in each case for the period from Inception (August 1, 2005) through September 30, 2005, and (v) the notes to the financial statements for such period.

--------------------

AUDITED FINANCIAL STATEMENTS

Shanxi Kai Da Tourism Consulting Limited, Co.

September 30, 2005

---------------------

Traci J. Anderson, CPA
Certified Public Accountant

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Shanxi Kai Da Consulting Limited Company:

I have audited the accompanying balance sheet of Shanxi Kai Da Consulting Limited Company as of September 30, 2005, and the related statement of operations, stockholders’ equity and cash flows for period from inception (August 1, 2005) through September 30, 2005.

These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanxi Kai Da Consulting Limited Company as of September 30, 2005, and the results of its operations and its cash flows for the period from inception (August 1, 2005) through September 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Traci J. Anderson
Traci J. Anderson, CPA
Huntersville, NC

January 23, 2005

Shanxi Kai Da Tourism Consulting Limited Company
Balance Sheet
As of September 30, 2005

ASSETS

Current Assets
Cash and cash equivalents	$56,671
Accounts receivable	6,272
Inventory	15,735
Total Current Assets	78,678

Fixed Assets
Property, Plant, and Equipment	601,834
Accumulated Depreciation	-
Total Fixed Assets	601,834
Total Assets	$680,512

LIABILITIES AND EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$27,970
Notes payable - related party--current portion	137,200
Total Current Liabilities	165,170

Long-term Liabilities
Notes payable - related party	435,684
Total Long-term Liabilities	435,684

Total Liabilities	600,854

Equity
Paid in Capital	$74,208
Retained Earnings	5,450
Total Equity	79,658
Total Liabilities and Equity	$680,512

The accompanying notes are an integral part of these financial statements.

Shanxi Kai Da Tourism Consulting Limited Company
Statement of Operations
For the period from Inception (August 1, 2005) through September 30, 2005

SALES AND COST OF SALES:
Sales	$95,195
Cost of Sales	33,123
Gross Profit	62,072

OTHER REVENUES:
Other Operating Income	344

NET REVENUES	62,416

OPERATING EXPENSES:
Selling, general, and administrative	51,753

OTHER EXPENSE:
Interest and finance expense	84

NET INCOME BEFORE INCOME TAXES	10,579

INCOME TAX EXPENSE	5,129

NET INCOME AFTER INCOME TAXES	$5,450

The accompanying notes are an integral part of these financial statements.

Shanzi Kai Da Tourism Consulting Limited Company
Statement of Cash Flows
For the period from Inception (August 1, 2005) through September 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income after income taxes	$5,450
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Accounts Receivable and Other Receivables	(6,272)
Inventory	(15,735)
Accounts Payable	27,970
NET CASH PROVIDED BY OPERATING ACTIVITIES	11,413

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property, plant, and equipment	(28,950)
NET CASH USED IN INVESTING ACTIVITIES	(28,950)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	74,208
NET CASH PROVIDED BY FINANCING ACTIVITIES	74,208

NET INCREASE IN CASH AND CASH EQUIVALENTS	56,671

CASH AND CASH EQUIVALENTS:
Beginning of period	-
End of period	$56,671

NON-CASH FINANCING ACTIVITIES:
Acquisition of property, plant and equipment
through the issuance of notes payable	$572,884

The accompanying notes are an integral part of these financial statements.

Shanxi Kai Da Tourism Consulting Limited Company
Statement of Equity
For the period from Inception (August 1, 2005) through September 30, 2005

			Additional
	Common	Common	Paid In	Retained
	Shares	Stock	Capital	Earnings
Balances, August 1, 2005	-	$-	$-	$-
Contribution of capital	-	-	74,208	-
Net Income for the period	-	-	-	5,450
Balances, September 30, 2005	-	$-	$74,208	$5,450

The accompanying notes are an integral part of these financial statements.

SHANXI KAI DA TOURISM COMPANY LIMI TED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity —Shanxi Kai Da Tourism Company, Ltd. (The Company) was established on July 4, 2005 and began operations in August of 2005. It is a limited liability company registered with the Industry and Commerce Administration Bureau of the Shanxi Province in China. The Company is in the business of tourism information consulting, tourism project planning and management.

Basis of Presentation —The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents —For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates —The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include but are not limited to depreciation, taxes, and contingencies. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Revenue Recognition —The Company’s policy is to recognize income when it is earned. The Company’s revenue is derived from ticket sales, and hotel and restaurant income. Revenues are booked net of any cash discounts.

Comprehensive Income (Loss) —The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income” , which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Foreign Currencies-- Assets and liabilities denominated in respective functional currencies are translated into United States Dollars at the exchange rate as of the balance sheet date. The share capital and retained earnings are translated at exchange rates prevailing at the time of the transactions. Revenues, costs, and expenses denominated in respective functional currencies are translated into United States Dollars at the weighted average exchange rate for the period. The effects of foreign currencies translation adjustments are included as a separate component of accumulated other comprehensive income.

Property, Plant, and Equipment —Property, plant, and equipment are recorded at cost less accumulated depreciation and impairment. Repairs and maintenance expenditures, which are not considered improvements and do not extend the useful life of property, plant, and equipment, are expensed as incurred. The cost and related accumulated depreciation applicable to property, plant, and equipment sold or no longer in service are eliminated from the accounts and any gain or loss is included in the statement of operations.

SHANXI KAI DA TOURISM COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Property, Plant, and Equipment (cont.)

Depreciation is calculated to write-off the cost or basis of the property, plant, and equipment over their estimated useful lives for the date on which they become fully operational and after taking into account their estimated residual values (salvage value), using the straight-line method, at the following rates per year:

 Equipment  Straight-line for 5 to 20 years with a 5% salvage value
 Furniture    Straight-line for 5 to 10 years with a 5% salvage value
 Autos         Straight-line for 5 to 10 years with a 5% salvage value

Since most additions to the Company’s fixed assets came in late September, the depreciation was not booked on the financial statements. The expected monthly depreciation is calculated to be approximately between $4,700.00 and $9,500.00 per month.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property, plant, and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

Deferred Taxes
Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Fair Value of Financial Instruments —The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable —Accounts deemed uncollectible are written off in the year they become uncollectible. No receivables were deemed uncollectible as of September 30, 2005.

Impairment of Long-Lived Assets —The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “ Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended November 30, 2004 based upon a management review of such assets.

Stock-Based Compensation —The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

SHANXI KAI DA TOURISM COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Recent Accounting Pronouncements —In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 143, “Accounting for Asset Retirement Obligations” which addresses the accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated retirement costs. SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value cannot be made. SFAS No. 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS No. 143 to have a material effect on its financial condition or cash flows.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 generally establishes a standard framework to measure the impairment of long-lived assets and expands the Accounting Principles Board (“APB”) 30, “Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions” to include a component of the entity (rather than a segment of the business). SFAS No.144 is effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company does not expect SFAS No. 144 to have a material effect on its financial condition and cash flows.

In April of 2002, Statement of Financial Accounting Standards (SFAS) No. 145 was issued which rescinded SFAS Statements 4, 44, and 64, amended No. 13 and contained technical corrections. As a result of SFAS No. 145, gains and losses from extinguishments of debt will be classified as extraordinary items only if they meet the criteria in APB Opinion No. 30, that they are unusual and infrequent and not part of an entity’s recurring operations. The Company does not expect SFAS No. 145 to have a material effect on its financial condition or cash flows.

In July of 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 146, which addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance that the Emerging Issues Task Force (EITF) has set forth in EITF Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)” . SFAS No. 146 revises the accounting for certain lease termination costs and employee termination benefits, which are generally recognized in connection with restructuring charges. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of this standard will not have an impact on the Company’s financial statements.

In November 2002, the Financial Accounting Standards Board issued Interpretation No. 45 (FIN 45), “ Guarantor’s Accounting and Disclosure Requirements for Guarantee, Including Indirect Guarantees or Indebtedness of Others” , which addresses the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees. FIN 45 also requires the recognition of a liability by a guarantor at the inception of certain guarantees that are entered into or modified after December 31, 2002.

SHANXI KAI DA TOURISM COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Recent Accounting Pronouncements (cont.)
In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) No. 148, “Accounting for Stock-Based Compensation Transition and Disclosure” —an amendment to SFAS No. 123 (SFAS No. 148), which provides alternative methods of transition for companies voluntarily planning on implementing the fair value recognition provisions of SFAS No. 123. SFAS No. 148 also revises the disclosure provisions of SFAS No. 123 to require more prominent disclosure of the method of accounting for stock-based compensation, and requiring disclosure of pro forma net income and earnings per share as if the fair value recognition provisions of SFAS No. 123 had been applied from the original effective date of SFAS No. 123.

In January 2003, Financial Accounting Standards Board issued FIN No. 46, “Consolidation of Variable Interest Entities” . FIN No. 46 requires the consolidation of entities that cannot finance their activities without the support of other parties and that lack certain characteristics of a controlling interest, such as the ability to make decisions about the entity’s activities via voting rights or similar rights. The entity that consolidates the variable interest entity is the primary beneficiary of the entity’s activities. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and must be applied in the first period beginning after June 15, 2003 for entities in which an enterprise holds a variable interest entity that it acquired before February 1, 2003.

In January 2003, the EITF released Issue No. 00-21, (EITF 00-21), “Revenue Arrangements with Multiple Deliveries” , which addressed certain aspects of the accounting by a vendor for arrangement under which it will perform multiple revenue-generating activities. Specifically, EITF 00-21 addresses whether an arrangement contains more than one unit of accounting and the measurement and allocation to the separate units of accounting in the arrangement. EITF 00-21 is effective for revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this standard will not have an impact on the Company’s financial statements.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company does not believe that there will be any impact on its financial statements.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 establishes standards for how companies classify and measure certain financial with characteristics of both liabilities and equity. It requires companies to classify a financial instrument that is within its scope as a liability (or an asset in some characteristics). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The standard will not impact the Company’s financial statements.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended September 30, 2005 is summarized as follows:

Cash paid during the period ended September 30, 2005 for interest and income taxes:

 Income Taxes     $ ---
 Interest               $ ---

SHANXI KAI DA TOURISM COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” This statement requires companies to report information about operating segments in interim and annual financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of September 30, 2005.

NOTE D—CAPITAL STOCK/PAID IN CAPITAL

The Company’s owners contributed capital in the amount of $74, 208. The breakdown from each owner is as follows:

 Lei Weiping          $ 34,630.00  (46.66%)
 Ke Xianyan             19,789.00  (26.67%)
 Chen Bing               19,789.00  (26.67%)

 Total                    $ 74,208.00

NOTE E—INCOME TAXES

The Company is subject to income taxes on an entity basis on income arising in or derived from the tax jurisdiction in which it is domiciled and operates. Enterprise income taxes as of September 30, 2005 are $5,129.00.

NOTE F—PAYABLES, COMMITMENTS AND CONTIGENCIES

As of September 30, 2005, the Company had a Payable outstanding in the amount of $572,884.00 to a related party (see note G). The payable is set-up as a financial purchase/lease contract for the acquisition of the fixed assets. Payments are to be made in installments over five years. Future quarterly payments will be made as follows:

 4 th quarter 2005        $33,745.00

 1 st quarter 2006          33,745.00
 2 nd quarter 2006          33,745.00
 3 rd quarter 2006          33,745.00
 4 th quarter 2006          33,745.00

 1 st quarter 2007          33,745.00
 2 nd quarter 2007          33,745.00
 3 rd quarter 2007          33,745.00
 4 th quarter 2007          33,745.00

 1 st quarter 2008          33,745.00
 2 nd quarter 2008         33,745.00
 3 rd quarter 2008          33,745.00
 4 th quarter 2008          33,745.00

 1 st quarter 2008          33,745.00
 2 nd quarter 2008          33,745.00
 3 rd quarter 2008          33,745.00
 4 th quarter 2008          32,964.00

 Total                       $572,884.00

SHANXI KAI DA TOURISM COMPANY LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

NOTE F—PAYABLES, COMMITMENTS AND CONTIGENCIES (CONT.)

Land and building was provided rent-free to the Company. The Company had no other commitments or contingencies.

NOTE G—RELATED-PARTY TRANSACTIONS

The Company signed a management contract with Shanxi Qin E’Pang Tourism Development Co., Ltd. According to the contract, the Company will manage the A’Pang palace tourist, hotel, and restaurant from August 1, 2005 to July 31, 2010 and hold 90% of the net profits. The remaining 10% of the net profit will be returned to Shanxi Qin E’Pang Tourism Development Co., Ltd. In September 2005, the Company purchased the fixed assets from Shanxi Qin E’Pang Tourism Development Co., Ltd. by executing a financial leasing contract (see Note F).

The Company signed a second management contract with Shanxi Qin E’Pang Tourism Development Co., Ltd. According to the contract, the Company will manage with Qin E’Pang Palace and Six-Country Holiday Village, and the Qin E’Pang Palace Theme Park from August 1, 2005 to July 31, 2015 and hold 85% of the net profits. The remaining 15% of the net profits will be returned to Shanxi Qin E’Pang Tourism Development Co., Ltd.

NOTE H—OTHER

On August 29, 2005, the Company, signed a Plan of Exchange agreement (“Agreement”) with Dark Dynamite, Inc., a corporation formed in the United States. The agreement set forth the terms and conditions under which control of Dark Dynamite, Inc. would be acquired by the shareholders of the Company through the purchase of 4,990,000 shares of the convertible preferred stock of the Dark Dynamite, Inc.

The Agreement called for the exchange to be completed on or about September 28, 2005. The shares of convertible preferred stock were to be deposited into escrow in exchange for a total cash payment of $495,000 and making the Company a wholly owned subsidiary of Dark Dynamite, Inc. At the conclusion of the exchange, the shareholders of the Company would hold approximately 98% of the voting control of the Company.

On October 3, 2005 a Certificate of Dark Dynamite, Inc.’s Majority Shareholder was signed by Richard Surber, the majority shareholder, to execute and deliver to escrow the Dark Dynamite, Inc. stock certificate in his name, endorsed in blank, in exchange for $495,000 deposited in escrow by the Company.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following proforma financial statements, of the Registrant and Kai Da are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Dark Dynamite, Inc. and Kai Da as of September 30, 2005, Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the nine months ended September 30, 2005, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2004.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Dark Dynamite, Inc. as of September 30, 2005 as if the merger with Kai Da had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Dark Dynamite, Inc. for the nine months ended September 30, 2005 and for the year ended December 31, 2004, as if the merger had been completed as of those dates. The merger was actually consummated on October 3, 2005.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Dark Dynamite, Inc.’s financial statements and related notes thereto contained in Dark Dynamite, Inc.’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the reverse merger) and Kai Da’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

DARK DYNAMITE, INC. AND SHANXI KAI DA TOURISM CONSULTING LTD. CO.
Consolidated (Unaudited) Condensed Balance Sheet
As of September 30, 2005

		Shanxi
ASSETS	Dark	Kai Da	(Unaudited)		(Unaudited)
	Dynamite	Tourism	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$-	$56,671	$-		$56,671
Inventory	29,150	15,735	-		44,885
Prepaid Expenses	3,632	-	-		3,632
Accounts Receivable, net of allowance for doubtful
accounts of $ -0-	267	6,272	-		6,539
TOTAL CURRENT ASSETS	33,049	78,678	-		111,727

PROPERTY AND EQUIPMENT
Property and Equipment	170,754	601,834	(11,149)	B	761,439
Accumulated Depreciation	(26,181)	-	11,149	B	(15,032)
Net Property and Equipment	144,573	601,834	-		746,407

OTHER ASSETS
Deposits	1,798	-	-		1,798
Trademarks	1,380	-	-		1,380
Net Other Assets	3,178	-	-		3,178

TOTAL ASSETS	$180,800	$680,512	$-		$861,312

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	303,720	$27,970	-		$331,690
Current Portion of Notes Payable	29,611	137,200	-		166,811
TOTAL CURRENT LIABILITIES	333,331	165,170	-		498,501

LONG-TERM LIABILITIES
Notes Payable	-	$435,684	-		$435,684
	-	-	-		-
	-	435,684	-		435,684

REDEEMABLE PREFERRED STOCK
Redeemable Preferred Stock Series A ($.01 par value, 5,000,000 authorized:
3,400,000 shares issued and outstanding)	$50,000	-	(16,000)	C	$34,000

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock ($.0001 par value, 1,000,000,000 shares authorized:
40,621,948 shares issued and outstanding)	62	-	4,000		$12,562
Stock Subscriptions Receivable	(55,163)	-	-		(55,163)
Additional Paid-in-Capital	13,684,532	74,208	17,450	A, C	13,776,190
Accumulated Deficit	(13,831,962)	5,450	(5,450)	A	(13,831,962)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(152,531)	79,658	-		(98,373)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$180,800	$680,512	$-		$861,312

See accompanying notes to (unaudited) pro forma financial statements.

DARK DYNAMITE, INC. & SHANXI KAI DA TOURISM LTD. CO.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2005

		Shanxi	(Unaudited)		(Unaudited)
	Dark	Kai Da	ProForma		ProForma
	Dynamite	Tourism	Adjustments		Total
SALES AND COST OF SALES:
Sales	$129,605	$95,195	$-		$224,800
Cost of Sales	59,248	33,123	-		92,371
Gross Profit	70,357	62,072	-		132,429

OTHER REVENUES:
Other income	-	344	-		344
	-	-	-		-
	70,357	62,416	-		132,773

OPERATING EXPENSES:
Selling, general and administrative	751,691	51,753	7,268	D	810,712
	-	-	-		-
	751,691	51,753	-		810,712

OPERATING INCOME (LOSS)	(681,334)	10,663	-		(677,939)

OTHER EXPENSE:
Other Income/Interest Expense	(81,893)	84	-		(81,809)

NET INCOME (LOSS)	$(599,441)	$10,579	$-		$(596,130)

Basic and fully diluted loss per common share	$(.01)	$ *	$-		$(.01)

* = Less than $.01

See accompanying notes to (unaudited) pro forma financial statements.

DARK DYNAMITE, INC. & SHANXI KAI DA TOURISM LTD. CO.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2004

		Shanxi	(Unaudited)		(Unaudited)
	Dark	Kai Da	ProForma		ProForma
	Dynamite	Tourism	Adjustments		Total
SALES AND COST OF SALES:
Sales	$19,523	$-	$-		$19,523
Cost of Sales	9,373	-	-		9,373
Gross Profit	10,150	-	-		10,150

OTHER REVENUES:
Other income	-	-	-		-
	-	-	-		-
	10,150	-	-		10,150

OPERATING EXPENSES:
Selling, general and administrative	974,956	0	9,690	D	984,646
	-	-	-		-
	974,956	0	-		984,646

OPERATING INCOME (LOSS)	(964,806)	0	-		(977,496)

OTHER EXPENSE:
Other Expense	3,531,489	0	-		3,531,489

NET LOSS	$(4,496,295)	$-	$9,690		$(4,505,985)

Basic and fully diluted loss per common share	$(60,761)	$-	$-		$(60,761)

* = Less than $.01

See accompanying notes to (unaudited) pro forma financial statements.

DARK DYNAMITE, INC. & SHANXI KAI DA TOURISM LTD. CO.
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
September, 2005

A = On September 29, 2005, Dark Dynamite, Inc. and Kai Da, among others, signed a Plan of Exchange. The Kai Da stockholders acquired the majority of the outstanding Exchange. The Shanxi Kai Da stockholders acquired the majority of the outstanding common stock of Dark Dynamite, Inc. at that time. The transaction is accounted for as a purchase acquisition/merger between both companies with the capital stock structure of Dark Dynamite, Inc. surviving the transaction. Thus, the retained earnings of Shanxi Kai Da is eliminated with the offset against paid in capital.

B = $11,149 of property and equipment is eliminated from the pro forma balance sheet due to adjustment for fair market values of such property and equipment.

C = To record the exchange transactions between Dark Dynamite, Richard Surber and Kai Da as if they have taken place as of the balance sheet date, including the purchase of preferred shares, the conversion of purchased preferred shares into common shares, the exchange of 100,000 Dark Dynamite common shares for all of Kai Da’s shares and any associated transactional expenses, as applicable, adjustments were made to the common stock, preferred stock and the additional paid-in capital accounts. The $495,000 cash payment to the Kai Da shareholders was a transaction outside these pro forma financials.

D = To record capital lease payments and depreciation expense as of the beginning of periods presented.

Footnote: The transaction is properly accounted for as a reverse purchase acquisition/merger wherein Kai Da is the accounting acquirer and Dark Dynamite is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer. A recapitalization as indicated in our Form 10-KSB for the year ending December 31, 2005 is not a business combination within the consideration of SFAS No. 141. The above documents our accounting treatment of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARK DYNAMITE, INC.

Date: March 9, 2007	By:	/s/ Lei Ming
Lei Ming President

EXHIBIT INDEX

Exhibit Number	Description

10	Plan of Exchange, dated August 29, 2005 (incorporated by reference from Exhibit 10 to the Registrant’s Current Report on Form 8-K, filed with the Commission on August 30, 2005).